                                                                  EXHIBIT 10.38



[AT&T LOGO]

                        AT&T CONTRACT TARIFF ORDER FORM

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Customer Name (Full Legal Name):
Park N. View                        AT&T Corp.
                                                ("AT&T")
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Customer Address:                   AT&T Address:                       AT&T Contract Name:
11711 NW 39th ST                    460 NE 215th ST Suite 222A          Bob Rizzo
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City          State  Zip Code       City          State  Zip Code       AT&T Contact Telephone Number:
Coral Springs Fla    33065          Miami         Fla    33179          954-493-6968
-------------------------------------------------------------------------------------------------------

Customer hereby places an order for:

 [ ] New AT&T Contract Tariff       [ ] Existing AT&T Contract Tariff
     (attachment required)              No. 9203 (attachment required)

Customer hereby agrees to the following term commitment:

TERM:       24 months (must be between 24 and 60 months)
            $40,000

Existing Pricing Plan Replacement/Discontinuance:
[ ] Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. Or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.

6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT. The CUSTOMER'S Initial Service Date (CISD) referenced in the CT shall be one
(1) calendar day after the execution of this Agreement, unless it is a weekend or holiday, in which event the CISD shall be the following business day.

7. Customer shall provide installation instructions and other information as required by AT&T.

-----------------------------------------------------------------------------
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.
-----------------------------------------------------------------------------

Customer                                  AT&T Corp.

Full Legal Name: Park 'N View, Inc.
                -----------------------

By: /s/ Stephen L. Conkling               By: /s/
   ------------------------------------      -----------------------------------
   (Authorized Customer Signature)           (Authorized AT&T Signature)

Stephen L. Conkling, Chief Financial
---------------------------------------   --------------------------------------
(Typed or Printed Name and Title)         (Typed or Printed Name and Title)

Date:                                     Date:
     ----------------------------------        ---------------------------------

                  AT&T Contract Tariff Order Form Instructions
                           FOR INTERNAL AT&T USE ONLY

          [Use to complete attached AT&T Contract Tariff Order Form and then follow processing Instructions.]

1. Customer Information. Insert the Customer's full legal name and corporate address in the space provided at the top of the form. If the Customer has more than one address, insert the address to which AT&T should send any official notices under this agreement.

2. AT&T Information. Insert the name of the primary AT&T account manager (AT&T Contact Name), and the account manager's telephone number and address in the space provided at the top of the form. This will be the address to which the Customer sends notice to AT&T under this agreement.

3. Check one or more of the applicable boxes on the front of the form based upon this offer:

                  New AT&T CT - Attach copy of the applicable authorized CT pages.

                  Existing AT&T CT: First verify that the CT is still available and that the Customer is eligible for it. Then insert the applicable CT number and attach the applicable authorized CT pages.

4.       Term: fill In the term, in months, that the customer is committing to.

5. Existing Pricing Plan Replacement/Discontinuance: Identify CT and/or pricing plan (e.g. term plan or COA, etc. where customer has made a revenue and/or term commitment to AT&T) being discontinued (if any) in conjunction with this order, by specifying the CT No., Plan ID No.
         or Main Billed Account No. of the discontinued plan(s). Note that the discontinued CT/ pricing plan may require the Customer to pay termination liability charges and/or other charges for early termination pursuant to the provisions in those agreements.

6. Customer Signature: The authorized party for the Customer must complete all entries in this section, including their title and the date that the Customer is accepting AT&T's offer. Failure to complete all fields may delay AT&T's acceptance and/or implementation of the offer.

7. AT&T Signature: The authorized party for AT&T acceptance for all custom agreements (with the exception of Generic Contract Tariffs for data services) should be the appropriate level manager in the Sales Branch based upon the estimated projected annual revenues under the agreement. Please see the AT&T Schedule of Authorizations to ensure the appropriate level representative signs the Contract Tariff Order Form on behalf of AT&T.

         No Contract Tariff Order Form should be accepted by AT&T if the agreement has been altered in any way from the agreement pages presented to the Account Team, i.e., no unauthorized changes, no handwritten modifications to the contract documents and no side letters attached or referenced.

         Also note that signed agreements will not be implemented until ALL ORIGINAL PAPERWORK has been sent to the appropriate location outlined below. The Account Team contact should keep a complete copy of each agreement for their records.

8. Return Information: Based on the type of your offer, please return the complete, original contract package consisting of: 1) the fully executed Contract Tariff Order Form, 2) applicable new or existing Contract Tariff pages and one copy of the complete, original contract package to your Field Offer Manager, Field Marketing Manager, RRC contact or Headquarters Generic Offer Manager.

                           AT&T CONTRACT TARIFF ORDER

----------------------------------------------------------------------------------------
CUSTOMER                                     AT&T
--------                                     ----
----------------------------------------------------------------------------------------
1. NAME: PARK N VIEW                         6. CONTRACT TARIFF NO.
----------------------------------------------------------------------------------------
2. STREET: 11711 NW 39TH STREET              7. STREET: 100 W CYPRESS CREEK ROAD
----------------------------------------------------------------------------------------
3. CITY: CORAL SPRINGS                       8. CITY: FT. LAUDERDALE
----------------------------------------------------------------------------------------
4. STATE & ZIP: FLORIDA 33065                9. STATE & ZIP: FL 33309
----------------------------------------------------------------------------------------
5. Att'n:                                    10. Att'n:
----------------------------------------------------------------------------------------

  1. CUSTOMER hereby orders and AT&T agrees to provide communications services ("Services") pursuant to the Contract Tariff ("CT") referenced above, a copy of which is attached hereto and is incorporated by reference. The Availability provisions of the CT may be revised by AT&T from time to time. Services will be provided in accordance with the rates, terms and conditions described in the CT and, except as provided in the CT, the rates, terms and conditions in Applicable Tariffs pertaining to Services provided under this Agreement. Applicable Tariffs are the AT&T tariffs referenced in CT, as such tariffs may be revised from time to time.

  2. The term of this Agreement is as specified in the CT. Notices pursuant to this Agreement shall be in writing to the addresses specified above.

  3. In the event of any inconsistency between the terms of any Applicable Tariff and the CT, the terms of the CT shall prevail. In the event of any inconsistency between the terms of this Agreement and any Applicable Tariff or the CT, the terms of the Applicable Tariff or the CT shall prevail. Nothing contained in this Agreement shall require AT&T to take any action prohibited or omit to take any action required by the FCC or any other regulatory authorities.

  4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THE CT OR THE APPLICABLE TARIFFS, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T'S LIABILITY TO CUSTOMER IS SUBJECT TO THE LIMITATIONS STATED IN THE CT AND APPLICABLE TARIFFS.

  5. This Agreement (whether in contract, indemnity, warranty, strict liability, tort or otherwise, except choice of law) shall be governed by the law of the State of New York, or applicable federal statutes.

  6. If any provision of the CT is held to be invalid or unenforceable, then AT&T and CUSTOMER shall cooperate to develop a mutually agreeable replacement for such provision. If the parties are unable to reach agreement on a replacement for the CT provision within 30 days after the provision is held to be invalid or unenforceable (or within such additional time as the parties agree in writing), then this Agreement shall be immediately terminated. CUSTOMER shall remain liable for all charges and liabilities for services provided under the CT prior to such termination.

  7. Neither party shall publish or use any advertising, sales promotions, press releases or other publicity matters which use the other party's name, logo, trademarks or service marks without the prior written approval of the other party. Neither party is licensed hereunder to conduct business under any name, logo, trademark, service mark or tradename (or any derivative thereof) of the other party.

  8. AT&T's relationship with CUSTOMER under this Agreement shall be that of an independent contractor.

  9. THIS AGREEMENT, THE CT, AND THE APPLICABLE TARIFFS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES TO BE PROVIDED HEREUNDER. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS, OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, CONCERNING SUCH SERVICES OR THE RIGHTS AND OBLIGATIONS RELATING THERETO. No change, modification or waiver of any of the terms of this Agreement, except for revisions to the Applicable Tariffs and the Availability provisions of the CT, shall be binding unless reduced to writing and signed by authorized representatives of both parties hereto.

  10. Each party represents and warrants that the person executing this Agreement on its behalf is fully authorized to do so.

----------------------------------------------------------------------------------------
ORDERED BY CUSTOMER:                         ACCEPTED BY AT&T:
----------------------------------------------------------------------------------------
11. Signature:                               15. Signature:
----------------------------------------------------------------------------------------
12. Printed Name:                            16. Printed Name:
----------------------------------------------------------------------------------------
13. Title:                                   17. Title:
----------------------------------------------------------------------------------------
14. Date:                                    18. Date:
----------------------------------------------------------------------------------------

[AT&T LOGO]

                                             UNIPLAN(R) SERVICES COMMITMENT FORM             ATT535
----------------------------------------------------------------------------------------------------
CUSTOMER NAME:                                    CUSTOMER ACCOUNT #:      MASTER CUSTOMER # (MCN):
 Park N View                                      019-136-5019.001
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
FULL ADDRESS (INCLUDE COUNTY & ZIP):    CUSTOMER CONTACT:             AT&T  FULL ADDRESS (& ZIP):
11711 NW 39th St                        Steve Lenz                    460 NE 215th Street Suite 222
Coral Springs, Fla 33065                TEL. #: 954-745-7800          Miami, Fla 33179
                                        AT&T CONTACT: Bob Rizzo
                                        TEL. #: 954-493-6968
                                        EMAIL ID: RRizzo@att.com
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TAX EXEMPTIONS: / /Yes (Complete Following  / /No      EXEMPTED BY:
                        If Exempt, Show # Assigned by That Authority:
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ACTIVITY:
----------------------------------------------------------------------------------------------------
PROMOTION*     NAME/DESCRIPTION              PROMOTION ASSOCIATED WITH:              PROMOTION ID #s:
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
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
-------------------------------------------------------------------------------
* I HAVE BEEN INFORMED OF APPLICABLE PROMOTION TERMS & LIMITATIONS.
      CUSTOMER INITIALS:                        Date:
-------------------------------------------------------------------------------
UNIPLAN OFFER:    UniPlan OneRate

----------------------------------------------------------------------------------------------------
     Off-Peak Volume Discount       Other Volume discount Plan (Specify in REMARKS)
----------------------------------------------------------------------------------------------------
DOMESTIC TERM PLAN            Length of Term: 24 months  Gross Monthly Commitment $       40K
----------------------------------------------------------------------------------------------------
  TERM PLAN                   Length of Term     months  Gross Monthly Commitment $
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
If T1.5 Access:
-------------------------------------------------------------------------------
REMARKS:
-------------------------------------------------------------------------------
THE SERVICES(S) AND PRICING PLANS(S) YOU HAVE SELECTED WILL BE GOVERNED BY THE RATES, TERMS AND CONDITIONS IN THE APPROPRIATE AT&T TARIFFS AS MAY BE MODIFIED FROM TIME TO TIME. YOUR SIGNATURE ACKNOWLEDGES THAT YOU UNDERSTAND THE TERMS AND CONDITIONS UNDER WHICH THE SERVICES(S) SELECTED WILL BE PROVIDED AND THAT YOU ARE DULY AUTHORIZED TO MAKE THE COMMITMENT(S) AND TO ORDER SERVICE FOR EACH OF THESE LOCATIONS.
-------------------------------------------------------------------------------


-------------------------------------------      -------------------------------------------------
AUTHORIZING CUSTOMER SIGNATURE                   AUTHORIZING AT&T REPRESENTATIVE SIGNATURE

---------------- --------------------------      ------------------ ------------------------------
DATE              TELEPHONE NUMBER                DATE               TELEPHONE NUMBER

-------------------------------------------      -------------------------------------------------
 NAME AND TITLE (please print)                    NAME AND TITLE (please type/print)

Attach Other Documentation/Forms, as required.     Attachments: / / Yes  / / No

AT&T Retention: 3 Years After Termination of Agreement


                                    10/24/97

[AT&T logo]

                                 UNIPLAN(R) SERVICES COMMITMENT FORM     ATT535
                                   JOB AID

This form incorporates pertinent information of a contractual nature stating the type of UniPlan service sold, the terms of the UniPlan commitment, and any other options sold including several T1.5 access offers. THIS FORM (which replaced the basic function of Quality Assurance Checklist) IS REQUIRED WITH ALL UNIPLAN SERVICES COMMITMENTS. This form also replaces the function Of the Network Services Commitment Form for those T1.5 access offers sold in conjunction with UniPlan Service. Please note signature/initialing requirements.

This form incorporates fill-in and drop-down boxes to allow you to customize the information contained therein. Tab to access the fill-in and drop-down boxes. Type the appropriate information in the fill-in boxes. Click on the drop-down boxes to pop-up the available options/choices within the box: then highlight/click on the appropriate selection. Information typed in the blanks and items highlighted/selected from the drop-down boxes will populate and ultimately print out on the finished form. To keep a field blank, either do not type in it, or ensure the blank selection in the drop-down box remains highlighted before you move to the next field. Please also note the Help Text that appears at the bottom of the WORD screen when you access a fill-in or drop-down box. This Help Text will further assist you in populating the form correctly. All fields are required to be populated (mandatory), unless otherwise stated, or those specific to an offer not applicable to the sale. PLEASE N0TE THE CHANGES IN THE FORM.

Going from left to right across the form from the top of the form, please fill in: a) The Customer's full Company Name; b) The customer's main 171 account number, if known; c) The Customer's MCN (Master Customer Number): d) The Customer's Full Address (Including County and Zip) (not P.O. Box); e) All the requested Customer and AT&T contact information; and f) Your AT&T office's full address.

Check the appropriate box if any Tax Exemptions. If Yes, tab to next 3 drop-down boxes headed by (!) and make the appropriate selections. If tax exempted, also provide the number assigned by that authority. Tab to next drop-down box and make selection as appropriate or necessary, e.g. Other Tax Exemptions or Remarks. Then tab to next fill-in box and populate as appropriate or necessary.

Tab to and Click on the drop-down box next to Activity and select the type of account activity this form applies to. If Migration from other AT&T services, in REMARKS please list those services and related account numbers being discontinued in conjunction with this UniPlan commitment. If Conversion from Competitive Provider, please tab to the next fill-in box and state the competitive provider. If Other, please tab to that next fill-in box and specify the Activity. Important Please ensure Credit Evaluation process requirements are adhered to.

If any Promotions are part of the sale, it is required to populate the Promotion Name or Description, the Service or Component the promotion is associated with and the Promotion ID Numbers in the appropriate columns. Also, to ensure that the customer has full knowledge of the applicable terms, conditions and limitations of any associated Promotions, the Customer is required to initial and date that statement accordingly in the section below the Promotions box. Please note that Orders for services associated with any promotions submitted without this section being initialed by the customer will be rejected back to the salesperson. For further information on the available promotions, please refer to the appropriate tariffs, sales briefs, and promotions matrix/information in My Partner. Please ensure that promotions are permissible and active, not expired.

Please tab to and click on the drop-down box next to UniPlan Offer and select the appropriate UniPlan offer sold. (Please Note: The push is to migrate UniPlan Classic to other offers; it should no longer be actively sold.) If UniPlan Extra or Custom Contract Tariff is sold, fill any additional information (e.g., TAPT ID, PLID, CTTN, etc.) in the REMARKS fill-in section. If World Bonus is sold in conjunction with UniPlan w/FlatRate Pricing or International Term Plan Commitment Migration is associated with UniPlan Basic, please also tab to and click on the next drop-down box in that same row and make the appropriate selection. If the Regional Trade Zone option is sold in conjunction with UniPlan Basic, tab to next field in the next row and select "Regional Trade Zone:";
then tab to the next field and select the appropriate regional trade zone sold. If the customer has committed to UniPlan Classic/Standard please tab to and

[AT&T logo]

                                  UNIPLAN(R) SERVICES COMMITMENT FORM    ATT535

click on the next drop-down box (first one in the next row) headed by "!" and select the appropriate applicable option (this field should not be used as Classic should no longer be actively sold). If the customer desires other Volume Discounts such as UniPlan Nation Option and/or PBA, tab to and click on the 2nd drop-down box in that same row, and select the appropriate option.

For Term Plan information. You have the option of specifying the first Term Plan listing as "Domestic" and the second Term Plan listing as "International" if so desired. To do so, tab to and click on the drop-down box headed with a "!" preceding the word "Term" and highlight "Domestic". Once that is done, tab to the Length of Term drop-down box and select the appropriate number of months. If you wish to change the Monthly Commitment from Gross to Net, click on the word Gross and highlight "Net". Tab to and click on the next drop-down box and select the appropriate Monthly $ Commitment up to $35K. If the commitment is between $40K and $100K, tab to and click on the next drop-down box and select the appropriate amount. If none of the choices are applicable, do not make a selection, but tab to the next fill-in box and populate the appropriate Monthly $ Commitment amount. You have the option of specifying the second Term Plan listing as "International" if so desired. To do so, tab to and click on the drop-down box headed with a "!" preceding the word "Term" and highlight "International". Once that is done, tab to the Length of Term drop-down box and select the appropriate number of months. If you wish to change the Monthly Commitment from Gross to Net, click on the word Gross and highlight "Net". Tab to and click on the next drop-down box and select the appropriate Monthly $ Commitment level. If none of the choices are applicable, do not make a selection, but tab to the next fill-in box and populate the appropriate Monthly $ Commitment amount. This section can be used for the commitment information the International Term Plan Commitment Migration option in conjunction with UniPlan Basic. Remember for these two (above & below) sections (UniPlan offers and T1.5 access offers) there as specifics on Approval Requirements, e.g., what level approval required for the specific offer/version commitment.

If commitments were made regarding dedicated T1 .5 access offers in conjunction with this UniPlan sale, please click on the "If T1.5 Access" box and select the appropriate T1.5 access offer. Then tab to and click on the next drop-down box to select the length of term commitment. If other than lengths shown, highlight the last selection, tab to the next fill-in box, and state the number of months. If any of these T1.5 access offers were sold, please also fill out the attached T1.5 Circuit/Location Detail form with the information requested. Remember, this form now replaces the Network Services Commitment Form for the above T1.5 access offers; however, Attachment A's may be required.

REMARKS section. State any applicable remarks. If a UniPlan Contact Tariff offer is sold (especially Extra or Custom), state the TAPT ID, PLID, and CTTN as available. State my "Other" Volume Discount Plans as applicable. If the Activity type is Migration from Other AT&T Service(s), list the service(s) and account number(s) being discontinued in conjunction with this UniPlan commitment.

It is required that this form be signed and dated by both the Authorizing Customer Representative and the Authorizing AT&T Representative, along with the additional information requested. Orders for services submitted without the above signatures will be rejected back to the salesperson. This form replaces the need for a separate customer-signed Network Services Commitment Form and Detail Attachment in regards to the stated T1.5 access offer plans/arrangements per the following.

If T1.5 access offers have been sold in conjunction with the UniPlan offering, please fill out the attached T1.5 Circuit/Location Detail form (which replaces the Location Detail Attachment for the Network Services Commitment Form). Populate the fill-in boxes with the Customer Full Name, Account # (if known) and MCN (mandatory). Tab to and click on the drop-down box to select the applicable UniPlan Offer type. Using the Key for assistance, tab to and click on the next drop-down box to select the Type T1.5 access offer associated with the specific T1 .5 circuit. Than tab to the next fill-in boxes and populate the customer location of the T1.5 access circuit and/or the T1.5 circuit ID (if known). Repeat this for all associated T1.5 access circuits. State any applicable remarks, if necessary.

[AT&T logo]

                                 UNIPLAN(R) SERVICES COMMITMENT FORM     ATT535

After the form(s) has been fully completed and all initials, and signatures obtained, it is mandatory that a Xerox copy be sent/given to:

1a) For non-Middle Market branches send to: ATTN: UNIPLAN, AT&T Billing Inquiry Center, 5500 Corporate Drive, Pittsburgh, PA 15237

1b) For Middle Market branches, the appropriate following AT&T Customer Care Center for the branch:

               AT&T -- Pleasanton Customer Care Center
               Attn: Linda Sequeira Room 5280
               4450 Rosewood Drive
               Pleasanton, CA 94588
               FAX 800-458-0613

               AT&T -- McCandless (Pittsburgh)
               Customer Care Center
               Attn: Paula Chamberlain 5th Floor
               5500 Corporate Drive
               Pittsburgh, PA 15237
               FAX 412-369-3456

               AT&T -- Dallas Customer Care Center
               Attn: Kerry Strong 9th Floor
               5501 LBJ Freeway
               Dallas, TX 75240
               FAX 800-837-8792

               AT&T -- Minneapolis Customer Care Center
               Attn: Deb Teigen 9th Floor
               901 Marquette Avenue
               Minneapolis, MN 55402
               FAX 800-355-3149

2)       The Customer

3) The data gatherer (if other than the Customer Care representative) (along with any RDS/date handoff forms).

4) Copies should also be forwarded to the appropriate parties that would have received the Network Services Commitment Form in regards to the T1.5 access plan/arrangement.

Attach other documentation/forms as required (e.g., Attachment A's) and make a notation accordingly. The original should be filed with the customer's records in the branch. (Note Document Retention requirements) A Xerox copy of this form must also be included in the order documentation forwarded to the USSC.


Please Note: This form is not to be altered or changed in any way.

                                 Non-Disclosure
                                    Agreement                           AIS-3057
                                                                          (1-92)

[AT&T logo]                                                                   QD

================================================================================


Customer Name                     ("Customer")  AT&T
              --------------------

Address                                         Address
          ------------------------                      ----------------------

          ------------------------                      ----------------------


         American Telephone and Telegraph Company ("AT&T") and you, the Customer, anticipate the need to discuss unannounced products, features and services in order to assist you in making business decisions concerning your needs for these products, features and services. In consideration of the mutual promises contained herein, and as a condition to the disclosure of information, AT&T and you agree as follows:

1. This Agreement shall become effective when accepted in writing by AT&T and shall continue for a period of two (2) years unless sooner terminated in writing by either party. You agree that all of your obligations undertaken herein with respect to Confidential Information received pursuant to this Agreement shall survive and continue after any expiration or termination of this Agreement.

2. AT&T may, during the course of discussions, reveal to you certain confidential, proprietary and/or trade secret information concerning products, features and services some of which may not have been announced and are generally not available. Such information may include, without limitation, certain specifications, designs, plans, drawings, hardware, software, data, prototypes or other business and technical information which relate in whole or in part to processors, office automation products, communications products or services and all related enhancements ("Confidential Information"). All Confidential Information, in whatever form provided, shall remain the property of AT&T.

3. For a period of three (3) years following the date of receipt of Confidential Information, you shall:

A. only disclose such Confidential Information to those of your employees with a need to know and not disclose to third parties except with the prior written approval of AT&T:

B. advise employees who receive the Confidential Information Of the existence and terms of this Agreement and of the obligations of confidentiality herein;

C. use and require your employees to use at least the same degree of care to protect the Confidential Information as is used with your proprietary information, with the degree of care, in no event, to be less than holding the Confidential Information in confidence; and

D. use the Confidential Information only for the purpose of assisting you in making business decisions concerning your needs for products, features and services covered by the Confidential Information.

4. Notwithstanding anything to the contrary herein, you shall have no obligation to preserve the confidentiality of any Confidential Information which:

A. prior to any disclosure by AT&T was known to you free of any obligation to keep it confidential as evidenced by documentation in your possession:

B. is or becomes publicly available by other than unauthorized disclosure by you.

C. is developed by or on behalf of you independent of any Confidential Information; or

D. is received from a third party whose disclosure does not violate any confidentiality obligation.

5. Neither this Agreement nor the disclosure or receipt of Confidential Information shall constitute or imply any promise or intention by you to make any purchase of products, features or services, or constitute or imply any promise, intention or commitment by AT&T with respect to the present or future marketing, sale or pricing of the products, features and services. In addition. AT&T has no obligation to furnish you with any Confidential Information.

6. Confidential Information furnished in written, pictorial, magnetic and/or other tangible form shall not be duplicated by you except as necessary for the purposes of this Agreement. You shall return all tangible Confidential Information (including copies, reproductions or otherwise containing Confidential Information) within ton (10) business days of AT&T's written request.

7. You agree that you shall not transmit, directly or indirectly, the Confidential Information received from AT&T hereunder, or any portion thereof, to any country outside of the United States.

8. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any disclosed Confidential Information or under any trademark, patent, copyright (except as provided in Paragraph 6), mask work or any other intellectual property right of AT&T.

9. You agree not to announce or disclose to any third party your participation in discussions with AT&T concerning any unannounced products, features or services or the nature of any such discussions without first securing the prior written approval of AT&T.

================================================================================
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS SET FORTH ABOVE.
================================================================================

                                         AT&T

                                         Accepted by:
                                                      --------------------------

    ----------------------------------   ---------------------------------------
    (Customer)                           (Typed or Printed Name)
By:
    ----------------------------------   ---------------------------------------
    (Authorized Customer Signature)      (Title)

    ----------------------------------   ---------------------------------------
    (Typed or Printed Name)              (Address)

    ----------------------------------   ---------------------------------------
    (Title)                              City               State       Zip Code

    ----------------------------------   ---------------------------------------
    (Date)                               (Date)

                        AT&T UNIPLAN(R) ONERATE SERVICE

                                 ATTACHMENT "A"


1. SERVICES PROVIDED: AT&T UniPlan Service and the associated optional AT&T 800 Services.

2. TERM OF THE CONTRACT TARIFF; RENEWAL OPTIONS: The Term of this Contract Tariff is 2 years beginning with the first day of the first full billing month [hereinafter referred to as the Customer's Initial Service Date (CISD)] for the Services Provided under this Contract Tariff; no renewal option.

3. MONTHLY USAGE COMMITMENT: The Customer has selected the following Gross Monthly Minimum Revenue Commitment (MMRC) for AT&T UniPlan Service and the Associated Optional AT&T 800 Services:

                               $40,000/per month

         for the term of the Contract Tariff. If the Customer fails to meet the annualized MMRC, the Customer will be billed the difference between the annualized MMRC and the gross actual billed charges.

         A. The Customer may increase the MMRC to a higher available MMRC specified in the Contract Tariff, any time during the term of this Contract Tariff. When the Customer increases the MMRC, the term originally selected by the Customer will be restarted beginning with the first day of the first full billing month following the month in which the Customer increased the MMRC.

         B. If the Customer selects an MMRC of $3,000 or higher and within 90 days following the CISD, the Customer fails to satisfy the MMRC in any preceding billing month, the Customer may at that time, decrease their MMRC one commitment level. When the Customer decreases their MMRC, the term originally selected by the Customer will be restarted beginning with the first day of the first full billing month following the month in which the Customer decreased the MMRC. The Customer may exercise this option only once.

         C. If the Customer selects an MMRC of $3,000 or higher and after 90 days following the CISD, the Customer migrates their Service under this Contract Tariff from switched access to dedicated access and as a result the Customer's revenue under this Contract Tariff is decreased so that the Customer cannot satisfy the annualized MMRC, the Customer may decrease the MMRC to a lower level provided the value of the new MMRC and term is equal to or greater than the remaining value of the existing MMRC and term.

4. CONTRACT PRICE: The price for AT&T UniPlan Service and the Associated Optional AT&T 800 Services is the same as specified in AT&T Tariff F.C.C. Nos. 1, 2 and 14, as amended from time to time.

5. DISCOUNTS: The Customer will receive the following discounts associated with the Services Provided under this Contract Tariff.

         VOLUME DISCOUNTS BY COMMITMENT AND TERM LENGTH

         A. The Customer has selected the following Contract Tariff Term length:

                                   24 Months

                  The Customer will receive the following discounts monthly, on AT&T UniPlan Service and the Associated Optional AT&T 800 Services usage charges. The amount of the discount will be based on the Customer selected Monthly Usage Commitment and Term.

                  Gross Monthly Usage Commitment      Interstate Discount        Intrastate Discount        International Discount
                  ------------------------------      -------------------        -------------------        ----------------------
                              $40,000                         36%                        33%                          33%

6. CLASSIFICATIONS, PRACTICES AND REGULATIONS: Except as otherwise provided, the terms, conditions, regulations and charges for AT&T UniPlan Service as set forth in AT&T Tariff F.C.C. No. 1, as this tariff is amended from time to time.


                                    CUSTOMER INITIALS AND DATE__________________

Option III 36% ZZ407203/IN07501                                  Revised 6/11/98

                                AT&T Proprietary
                                  (Restricted)
                                       1

                        AT&T UNIPLAN (R) ONERATE SERVICE

                                 ATTACHMENT "A"


A. PROMOTIONS, CREDITS AND WAIVERS: The customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1, preceding, except for promotions which: 1) waive installation charges only; 2) waive monthly recurring charges only; 3) waive installation and monthly recurring charges only; 4) waive charges associated with AT&T Advanced 800 Service Features; or 5) waive charges or apply a usage credit associated with AT&T Wireless Service for which the customer qualifies under those promotions.

     The preceding promotions will be applied to the Customer's bill for the Services Provided under this Contract Tariff, provided the Customer is current in payment to AT&T for all Services Provided under this Contract Tariff at the time the promotion is to be applied.

     There are no additional credits or waivers that will be applied to the Customer's bill for the Services Provided under this Contract Tariff other than those specified in Section 6.A. above.

B. MONITORING CONDITIONS: The Customer must satisfy the following conditions at all times during the term of this Contract Tariff:

               1. The Customer may have no more than 1,000 Customer Premises associated with switched access at any time during the term of this Contract Tariff.

     Compliance with this provision shall be monitored annually, on each anniversary of the CISD. If in any such monitoring period the Customer has failed to satisfy the above monitoring condition, the Customer will be billed an amount equal to the discount specified in section 5.A. preceding.

C. DISCONTINUANCE: In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T Tariff F.C.C. Nos. 1 and 2, the following provisions shall apply, except for the AT&T UniPlan Service Term Plan Satisfaction Guarantee.

     The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C. Nos. 1 and 2 Services applicable to Contract Tariffs or another AT&T Contract Tariff for AT&T Tariff F.C.C. Nos. 1 and 2 Services Provided the value of the new term and commitment is equal to or greater than the remaining value of the existing term and commitment. However, the Customer will be billed an amount equal to the difference between (1) the annualized MMRC for the year in which the Customer discontinues, divided by 12, times the number of months the Customer was in this Contract Tariff that year and (2) the undiscounted actual charges incurred that year, provided the undiscounted charges are less than the amount in (1).

     If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge for the AT&T UniPlan Service and Associated Optional AT&T 800 Services will be an amount equal to 100% of the unsatisfied MMRC for the year in which the Customer discontinues this Contract Tariff and 100% of the annualized MMRC for each year remaining in the term.

D. OTHER REQUIREMENTS - If during the term of this Contract Tariff, this Contract Tariff and/or the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

     (i) the terms and conditions for the Services Provided will remain the same as those in effect as of the date AT&T detariffs in whole or in part this Contract Tariff of the Applicable AT&T Tariff provisions, and will be incorporated as part of the contract between the parties, and

     (ii) the rates for the Services Provided will be:




                                       CUSTOMER INITIALS AND DATE ______________

Option III 36% ZZ407203/IN07501                                  Revised 6/11/98



                                AT&T Proprietary
                                  (Restricted)
                                       2

                        AT&T UNIPLAN (R) ONERATE SERVICE

                                 ATTACHMENT "A"


     a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

     b) to the extent this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules specified in the Applicable AT&T Tariffs, such specific Contract Tariff rates or rate schedules; and

     c) to the extent provisions of this Contract Tariff and Applicable AT&T Tariffs are detarrifed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

     In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detarrifed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) those rates shall be subject to AT&T's right to change its Price Lists from time to time.

E.   AVAILABILITY:  This Contract Tariff is available only to customers who:
     1) will order this Contract Tariff and the Associated AT&T Contract Tariff only once, either by the customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer;
     2) are current in payment to AT&T for its existing tariffed telecommunications services; and 3) order services within 180 days after the effective date of this Contract Tariff and requests initial installation no later than 30 days after the date service is ordered.



















                                   CUSTOMER INITIALS AND DATE__________________

Option III 36% ZZ407203/IN07501                                 Revised 6/11/98

                                AT&T Proprietary
                                  (Restricted)

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 9203

                                   TITLE PAGE


This Contract Tariff applies to ACCUNET T1.5 Access and Function Connections, M-24 Multiplexing Office Functions, AT&T Terrestrial 1.544 Mbps Local Channel Services and Access Coordination Functions for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 9203

                                  CHECK SHEET

The Title Page and Pages 1 through 6 inclusive of this tariff are effective as of the date shown.


                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Check Sheet...........................................................  1
List of Concurring, Connecting and Other Participating Carriers.......  1
Explanation of Symbols - Coding of Tariff Revisions...................  1
Trademarks and Service Marks..........................................  2
Explanation of Abbreviations..........................................  2
Contract Summary......................................................  3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

Concurring Carriers - NONE

Connecting Carriers - NONE

Other Participating Carriers - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

         R - to signify reduction.
         I - to signify increase.
         C - to signify changed regulation.
         T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
         M - to signify matter relocated without change.
         N - to signify new rate or regulation.
         D - to signify discontinued rate or regulation.
         Z - to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

                    ** All material on this page is new. **

TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.

                  Trademarks                          Service Marks
                  ----------                          -------------
                  None                                ACCUNET

EXPLANATION OF ABBREVIATIONS

Adm.          - Administrator

Mbps          - Megabits per second

                               GENERAL PROVISIONS

Detariffing - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

         (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

         (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

         (c) to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

                    ** All material on this page is new. **

                            CONTRACT TARIFF NO. 9203

1.    Services Provided:

 A.   AT&T Private Line Service (AT&T Tariff F.C.C. No. 9) consisting of:

  1.     AT&T ACCUNET T1.5 Access Connections

  2.     AT&T ACCUNET T1.5 Function Connections

  3.     AT&T ACCUNET T1.5 M-24 Multiplexing Office Functions

 B.   AT&T Local Channel Service (AT&T Tariff F.C.C. No. 11) consisting of:

  1. AT&T Terrestrial 1.5 Mbps Local Channel Service and Associated Access Coordination Functions.

1.1.     Initial Quantities - Beginning in the 1st month following the
CISD, the Initial Quantities of AT&T Local Channel Services components are as follows:

1.    AT&T Terrestrial 1.544 Mbps Local Channel

2. Term of Contract; Renewal Options - The Customer must select a term of not less than 24 nor more than 60 months. The term begins with the Customer's Initial Service Date (CISD). No renewal option is available for this Contract Tariff.

3. Minimum Monthly Revenue Commitment - The undiscounted Minimum Monthly Revenue Commitment (MMRC) is $275.00 for each month of the Contract Tariff Term. If, in any month, the Customer fails to satisfy the MMRC, the Customer will be billed an amount equal to the difference between the MMRC and the undiscounted actual charges for that month.

4.    Contract Price -

 A. AT&T ACCUNET T1.5 Access Connections, Function Connections and M-24 Multiplexing Office Functions

  1. The Contract Price for the ACCUNET T1.5 Access Connections, Function Connections and M-24 Multiplexing Office Functions provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

 B.      AT&T Local Channel Services and Access Coordination Functions

  1. The Contract price for the AT&T Terrestrial 1.544 Mbps Local Channel Services and associated Access Coordination Functions provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

                    ** All material on this page is new. **

5. Discounts - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts will apply. Unless modified below, the Base Discounts listed in this Section are the same discounts as specified in the AT&T tariffs referenced in Section 1, preceding, as amended from time to time.

A.   Base Discounts

  1. In lieu of any discounts specified in AT&T Tariff F.C.C. Nos. 9 and 11, the Customer will receive one of the following discounts, each month, on the AT&T Terrestrial 1.544 Mbps Local Channels connected to Switched Services as specified in AT&T Tariff F.C.C. Nos. 1 and 2 or M-24 Multiplexing Office Functions as specified in AT&T Tariff F.C.C. No. 9, installed under this Contract Tariff.


Terrestrial                               Term Commitment
1.544 Local                               ---------------
Channels & M-24s         24 to 35       36 to 47       48 to 59       60
under an:                 months         months         months      months
---------------------------------------------------------------------------
     AVA*                   39%            48%            51%         54%
     AVP**                  29%            34%            36%         38%

* An AVA is available to Customers that connect their AT&T Terrestrial 1.544 Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this Contract Tariff. An AVA allows the Customer the use of 20 of the 24 channels in an AT&T Terrestrial 1.544 Mbps Local Channel with the other 4 channels being used by AT&T to terminate the Customer's AT&T switched network minutes. The term "AT&T switched network minutes" does not apply to nodal services using the local channel service as an access facility for services obtained at the AVA location nor to any switched network minutes billed to the Customer's AVA location, other than LDMTS minutes associated with collect or credit card calls.

**   An AVP is available to Customers that connect their AT&T Terrestrial 1.544
Mbps Local Channel service to an AT&T Switched Service or multiplexor provided under this Contract Tariff. An AVP allows the Customer the use of all of the 24 channels in an AT&T Terrestrial 1.544 Mbps Local Channel.

6.   Classifications, Practices and Regulations -

  A. Except as otherwise provided under this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1. are as set forth in the AT&T tariffs that are referenced in Section 1., as such tariffs are amended from time to time.

  B. Monitoring Conditions - None.

                    ** All material on this page is new. **

C. WAIVERS - Customer is ineligible for a promotions, credits or waivers for the services Provided under this Contract Tariff, which are filed or which may be filed in AT&T Tariff F.C.C. Nos. 9 and 11 for the same services and service components installed under this Contract Tariff.

The following waivers will be applied to the Customer's bill for the Services Provided under this Contract Tariff, provided the Customer is current in payment to AT&T for all services provided under this Contract Tariff at the time the waiver is to be applied. If the Customer is not current in its payment, the waiver will not be applied until payment is made for all outstanding charges. If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waivers specified in this Section, the residual value of any such waivers will be set to zero and will not be applied to any other AT&T services.

   1. AT&T will waive the nonrecurring Installation Charges for new AT&T Terrestrial 1.544 Mbps Local Channels and associated ACCUNET T1.5 Access Connections, ACCUNET T1.5 Function Connections, Access Coordination Functions and M-24 Multiplexing Office Functions provided such service components: (1) are installed on or after the CISD; (2) are not disconnected and reconnected after the CISD and (3) remain in service for at least 12 months, except for upgrades to higher speeds, moves and rearrangements. If a service component is disconnected for any reason prior to the end of the 12 month period AT&T will bill the Customer and the Customer is responsible for the amount of the Installation Charges that have been waived under this Section for each service component discontinued. However, the obligations to retain service for 12 months expires at the end of the Contract Tariff Term.

   2. AT&T will waive the recurring Monthly Charges for new and/or existing AT&T Terrestrial 1.544 Mbps Local Channel Access Coordination Functions. ACCUNET T1.5 Access Connections and M-24 Mutliplexing Office Functions associated with AT&T Terrestrial 1.544 Mbps Local Channels connected to AT&T Switched Services as specified in AT&T Tariff F.C.C. Nos. 1 and 2, provided such service components: (1) are installed and/or in service on or after the CISD; (2) are not disconnected and reconnected after the CISD and (3) remain in service for at least 12 months except for upgrades to higher speeds, moves and rearrangements. If a service component is disconnected for any reason prior to the end of the 12 month period AT&T will bill the Customer and the Customer is responsible for the amount of the recurring Monthly Charges that had been waived under this Section for each service component discontinued. However, the obligation to retain service for 12 months expires at the end of the Contract Tariff Term.

D. Discontinuance - In lieu of any Discontinuance Without Liability provisions that are specified in the AT&T Tariffs referenced in Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C. Nos. 9 and 11 Services or another AT&T Contract Tariff for AT&T Tariff F.C.C. Nos. 9 and 11 Services having: (i) an equal or greater new monthly revenue commitment(s) and (ii) a new term equal to or greater than the remaining term, but not less than two years.

E.    Other Requirements - Not Applicable

F.    Availability - This Contract Tariff is available only to Customers who:
(1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) order service within 90 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered; (3) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived; (4) have an existing two year AT&T Switched Services commitment for $1,000 per month or an existing two year AT&T InterSpan Frame Relay Service commitment of $500 per month and (5) maximum of 50 AT&T Terrestrial 1.544 Mbps Local Channels.